LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 1, 2011

TO SUMMARY PROSPECTUS DATED MARCH 31, 2011 OF

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 31, 2011, as supplemented on April 15, 2011 and June 1, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 31, 2011, as supplemented on April 15, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated November 30, 2010, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for each applicable share class in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective September 30, 2011 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

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